UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2009

INFOCUS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 000-18908

Oregon	93-0932102
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

27500 SW Parkway Avenue, Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 503-685-8888

Former name or former address if changed since last report: no change

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

Effective as of May 22, 2009, InFocus Corporation (the “Company”) entered into a Forbearance Agreement with Wells Fargo Bank, National Association (“Wells Fargo”), as lender and administrative agent under that certain Credit Agreement dated as of October 25, 2004 among the Company, Wells Fargo and the lenders named therein. Pursuant to the Forbearance Agreement, Wells Fargo agreed to forbear from exercising any remedies under the Credit Agreement arising from the completion of the Offer or Merger described in Item 5.01 of this Current Report on Form 8-K until the earlier of (i) August 31, 2009 or (ii) the occurrence of certain breaches or defaults by the Company under the Credit Agreement. A copy of the Forbearance Agreement is included as Exhibit 10.1 hereto and is incorporated by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger described in Item 5.01 of this Current Report on Form 8-K, the Company no longer meets the numerical listing requirements of the NASDAQ Global Market. Accordingly, on May 28, 2009, following the effectiveness of the Merger, the Company notified NASDAQ of the effectiveness of the Merger and requested that NASDAQ suspend trading in the Company’s common stock and file with the SEC an application on Form 25 to report that the Company’s common stock is no longer listed on NASDAQ. The Company will also file a Form 15 with the SEC to terminate or suspend its obligations to file reports under section 13 or 15(d) of the Securities Exchange Act of 1934, and will file post-effective amendments to its effective registration statements filed with the SEC to deregister its common stock.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

On April 10, 2009, InFocus Corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Image Holdings Corporation (“Parent”) and IC Acquisition Corp., a wholly owned subsidiary of Parent (“Purchaser”). In accordance with the Merger Agreement, on April 27, 2009, Purchaser commenced an offer (the “Offer”) to purchase all of the outstanding shares of the common stock of the Company, at a purchase price of $0.95 per share, without interest and subject to any required withholding of taxes, on the terms and subject to the conditions set forth in the Offer to Purchase dated April 27, 2009 (as amended or supplemented from time to time), and the related Letter of Transmittal (as amended or supplemented from time to time), attached as Exhibits (a)(1) and (a)(2), respectively, to the Tender Offer Statement on Schedule TO originally filed by Radisson Investment Limited, Parent, Purchaser, and Lap Shun (John) Hui with the SEC on April 27, 2009, as subsequently amended (the “Schedule TO”).

The Offer expired at 12:00 midnight, New York City time, on May 22, 2009. According to BNY Mellon Shareowner Services, the Depositary for the Offer, a total of 37,338,451 shares of the Company’s common stock were validly tendered and not validly withdrawn upon expiration of the offering period of the Offer (including 115,359 shares subject to guaranteed delivery procedures), which represents approximately 91.0% of all outstanding shares of the Company’s common stock. Shortly following the expiration of the Offer Purchaser accepted for payment all shares validly tendered and not validly withdrawn in the Offer. Parent and the Company issued a joint press release on May 26, 2009 describing the completion of the Offer. A copy of such press release is filed as Exhibit 99.1 hereto and is incorporated by reference.

On May 28, 2009, Parent and Purchaser completed the acquisition of the Company through the merger of Purchaser with and into the Company (the “Merger”) in accordance with applicable provisions of Oregon law that authorize the consummation of the Merger without a vote of the Company’s shareholders. In the Merger, all remaining shares of the Company’s common stock (other than shares of common stock held by Parent, Purchaser, the Company or any of their respective subsidiaries) were converted into the right to receive an amount of cash equal to the $0.95 per share Offer Price, without interest and subject to any required withholding of taxes. No statutory dissenters’ rights were available to shareholders in connection with the Merger. A copy of the press release announcing completion of the Merger is filed as Exhibit 99.2 hereto and is incorporated by reference.

The other information required by Item 5.01(a) of Form 8-K is contained in (i) the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 (the “Statement”), originally filed with the SEC on April 27, 2009, as subsequently amended, and (ii) the Schedule TO, and such information is incorporated herein by reference.

The foregoing description of the Merger Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this report and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As contemplated by the Merger Agreement, upon the effective time of the Merger, May 28, 2009, John D. Abouchar, Peter D. Behrendt, Michael R. Hallman, Robert B. Ladd, Bernard T. Marren, Robert G. O’Malley and Michael A. Nery were removed from the Board of Directors of the Company and Lap Shun (John) Hui, the sole director of Purchaser, became the sole director of the Company.

Also upon the effective time of the Merger, Mr. Hui was appointed as President, Secretary and Treasurer of the Company. Robert G. O’Malley will remain as Chief Executive Officer of the Company, and Lisa K. Prentice will remain as Chief Financial Officer of the Company.

Biographical and other information with respect to Mr. Hui is contained in the Section 14(f) Information Statement included as Annex A to the Statement, and such information is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, effective upon the Merger on May 28, 2009, the Restated Articles of Incorporation the Company were amended and restated in their entirety to be identical to the certificate of incorporation of Purchaser, as in effect immediately prior to the effective time of the Merger; a copy of the Amended and Restated Articles of Incorporation of the Company is attached as Exhibit 3.1 filed herewith. Also effective upon the Merger, the Restated Bylaws of the Company were amended and restated in their entirety to read as set forth in Exhibit 3.2 filed herewith. Immediately following the effective time of the Merger, the Company filed Articles of Amendment to amend its Articles of Incorporation to change the Company’s name back to InFocus Corporation from IC Acquisition Corp. The text of the Articles of Amendment is attached as Exhibit 3.3 filed herewith.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The financial statements required by this Item 9.01(a) are not included in this Current Report on Form 8-K because they are not applicable to the disclosure in item 2.01 herein.

(b)	Pro Forma Financial Information

The pro forma financial information required by this Item 9.01(b) is not included in this Current Report on Form 8-K because it is not applicable to the disclosure in item 2.01 herein.

(c)	Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger by and among InFocus Corporation, Image Holdings Corporation, and IC Acquisition Corp., dated as of April 10, 2009. (incorporated by reference to Exhibit 2.1 of Current Report on Form 8-K filed with the Securities and Exchange Commission on April 10, 2009).*

3.1	Amended and Restated Articles of Incorporation of IC Acquisition Corp. (f/k/a InFocus Corporation).

3.2	Amended and Restated Bylaws of InFocus Corporation

3.3	Text of Articles of Amendment to the Amended and Restated Articles of Incorporation of InFocus Corporation.

10.1	Forbearance Agreement dated as of May 22, 2009 by and between InFocus Corporation and Wells Fargo Bank, National Association.

20.1	Solicitation/Recommendation Statement on Schedule 14D-9 of InFocus Corporation. (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on April 27, 2009, as amended).

20.2	Section 14(f) Information Statement of InFocus Corporation dated April 27, 2009 (incorporated by reference to Annex A of the Solicitation/Recommendation Statement on Schedule 14D-9 of InFocus Corporation filed with the Securities and Exchange Commission on April 27, 2009).

99.1	Joint Press Release issued by InFocus Corporation and Image Holdings Corporation on May 26, 2009 (incorporated herein by reference to Exhibit (a)(11) of Schedule TO/A filed by Parent, Purchaser, Radisson, and Lap Shun (John) Hui on May 26, 2009).

99.2	Joint Press Release issued by InFocus Corporation and Image Holdings Corporation on May 28, 2009.

99.3	Tender Offer Statement of Radisson Investment Limited, Image Holdings Corporation, IC Acquisition Corp. and Lap Shun (John) Hui on Schedule TO (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on April 27, 2009, as amended).

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2009	INFOCUS CORPORATION

	By:	/s/ Robert G. O’Malley
Robert G. O’Malley President and Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger by and among InFocus Corporation, Image Holdings Corporation, and IC Acquisition Corp., dated as of April 10, 2009. (incorporated by reference to Exhibit 2.1 of Current Report on Form 8-K filed with the Securities and Exchange Commission on April 10, 2009).*

3.1	Amended and Restated Articles of Incorporation of IC Acquisition Corp. (f/k/a InFocus Corporation).

3.2	Amended and Restated Bylaws of InFocus Corporation

3.3	Text of Articles of Amendment to the Amended and Restated Articles of Incorporation of InFocus Corporation.

10.1	Forbearance Agreement dated as of May 22, 2009 by and between InFocus Corporation and Wells Fargo Bank, National Association.

20.1	Solicitation/Recommendation Statement on Schedule 14D-9 of InFocus Corporation. (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on April 27, 2009, as amended).

20.2	Section 14(f) Information Statement of InFocus Corporation dated April 27, 2009 (incorporated by reference to Annex A of the Solicitation/Recommendation Statement on Schedule 14D-9 of InFocus Corporation filed with the Securities and Exchange Commission on April 27, 2009).

99.1	Joint Press Release issued by InFocus Corporation and Image Holdings Corporation on May 26, 2009 (incorporated herein by reference to Exhibit (a)(11) of Schedule TO/A filed by Parent, Purchaser, Radisson, and Lap Shun (John) Hui on May 26, 2009).

99.2	Joint Press Release issued by InFocus Corporation and Image Holdings Corporation on May 28, 2009.

99.3	Tender Offer Statement of Radisson Investment Limited, Image Holdings Corporation, IC Acquisition Corp. and Lap Shun (John) Hui on Schedule TO (incorporated by reference in its entirety as originally filed with the Securities and Exchange Commission on April 27, 2009, as amended).

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.